GPS FUNDS II
GuideMark® Opportunistic Fixed Income Fund
GuidePath® Growth Allocation Fund
GuidePath® Conservative Allocation Fund
GuidePath® Tactical Allocation Fund
GuidePath® Absolute Return Allocation Fund
GuidePath® Multi-Asset Income Allocation Fund
GuidePath® Flexible Income Allocation Fund
GuidePath® Managed Futures Strategy Fund
(each, a "Fund" and collectively, the "Funds")

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2016

The date of this Supplement is November 4, 2016

The previously disclosed change in control of the advisor, AssetMark, Inc. ("AssetMark"), has occurred.  As a result, AssetMark and certain affiliates of AssetMark are now owned by HTSC1.  The Board of Trustees of GPS Funds II has approved a new investment advisory agreement (the "New Advisory Agreement") and, as applicable, new sub-advisory agreement(s) for each Fund.  The Funds also obtained all requisite shareholder approvals for the New Advisory Agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

1 HTSC is Huatai Securities Co., Ltd.